                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    10X Capital SPAC Sponsor III LLC

Address of Joint Filer:                 c/o 10X Capital Venture Acquisition
                                        Corp. III
                                        1 World Trade Center, 85th Floor
                                        New York, NY 10007

Relationship of Joint Filer to Issuer:  10% Owner, Director

Issuer Name and Ticker or Trading
Symbol:                                 10X Capital Venture Acquisition
                                        Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                       1/11/2022

Name of Joint Filer:                    10X Capital Advisors, LLC

Address of Joint Filer:                 c/o 10X Capital Venture Acquisition
                                        Corp. III
                                        1 World Trade Center, 85th Floor
                                        New York, NY 10007

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 10X Capital Venture Acquisition
                                        Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                       1/11/2022

Name of Joint Filer:                    Hans Thomas

Address of Joint Filer:                 c/o 10X Capital Venture Acquisition
                                        Corp. III
                                        1 World Trade Center, 85th Floor
                                        New York, NY 10007

Relationship of Joint Filer to Issuer:  10% Owner, Director, Officer
                                        (Chief Executive Officer)

Issuer Name and Ticker or Trading
Symbol:                                 10X Capital Venture Acquisition
                                        Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                       1/11/2022

Name of Joint Filer:                    David Weisburd

Address of Joint Filer:                 c/o 10X Capital Venture Acquisition
                                        Corp. III
                                        1 World Trade Center, 85th Floor
                                        New York, NY 10007

Relationship of Joint Filer to Issuer:  10% Owner, Director, Officer
                                        (Chief Operating Officer, Head of
                                        Origination)

Issuer Name and Ticker or Trading
Symbol:                                 10X Capital Venture Acquisition
                                        Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                       1/11/2022